EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mueller Industries, Inc. (the "Company") on Form 10-Q for the period ending September 26, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory L. Christopher, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Gregory L. Christopher
Gregory L. Christopher
Chief Executive Officer
October 21, 2009